Prospectus                                 HSBC
---------------                       MID-CAP FUND
June 30, 2000                   A SERIES OF REPUBLIC FUNDS

                     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
                     BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND
                     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
         REPUBLIC FUNDS         TABLE OF CONTENTS

                                   RISK/RETURN SUMMARY AND FUND EXPENSES
----------------------------------------------------------------------------------------
Carefully review this                3  Risk/Return Summary and Fund Expenses
important section, which             3  HSBC Mid-Cap Fund
summarizes the Fund's
investments, risks, past
performance, and fees.

                                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
----------------------------------------------------------------------------------------
Preview this section                10  Investment Objectives, Strategies and Risks
for information on
investment strategies
and risks.

                                   FUND MANAGEMENT
----------------------------------------------------------------------------------------
Review this section                 13  Fund Management
for details on                      13  The Investment Adviser
the people and                      13  Portfolio Managers
organizations who provide           13  The Distributor and Administrator
services to the Fund.

                                   SHAREHOLDER INFORMATION
----------------------------------------------------------------------------------------
Review this section for             14  Shareholder Information
details on how                      14  Pricing of Fund Shares
shares are valued,                  15  Purchasing and Adding to Your Shares
and how to purchase,                18  Selling Your Shares
sell and exchange shares.           22  Distribution Arrangements/Sales Charge
This section also describes         27  Exchanging Your Shares
related charges, and                28  Dividends, Distributions and Taxes
payments of dividends
and distributions.

HSBC MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]

    The following is a summary of certain key information about the HSBC Mid-Cap Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

                                      HSBC MID-CAP FUND

INVESTMENT OBJECTIVES                 The Fund's investment objective is to
                                      achieve a higher rate of return than that
                                      generated by the S&P 400.

PRINCIPAL                             The Fund seeks to achieve its objective by
INVESTMENT STRATEGIES                 investing in common or preferred stocks
                                      and convertible securities. The Fund
                                      normally invests at least 65% of its total
                                      assets in equity securities of mid-sized
                                      companies with market capitalization
                                      falling within the range of the S&P 400
                                      Index (currently between $173 million and
                                      $11.737 billion as of May 31, 2000) at
                                      the time of acquisition. Investments are
                                      primarily in domestic common stocks but
                                      also may include, to a limited degree,
                                      preferred stocks, and convertible
                                      securities. The Fund's Adviser selects
                                      stocks that have attractive valuation, the
                                      potential for future earnings growth and
                                      in the Adviser's opinion are likely to
                                      outperform the S&P 400. In selecting
                                      securities the Adviser uses quantitative
                                      research (e.g., analyzing analyst reports,
                                      sales growth, earnings acceleration, debt
                                      levels, and market capitalization) and
                                      fundamental research (e.g., analyzing
                                      factors such as whether a company is a
                                      leader in its market, the sector outlook,
                                      and the quality of the management) to
                                      identify stocks meeting its criteria in an
                                      effort to outperform the S&P 400.
                                      Investments will be sold if they no longer
                                      meet the Fund's criteria for investment.

HSBC MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]

PRINCIPAL                             The principal risks of investing in the
INVESTMENT RISKS                      Fund are: capitalization risk; management
                                      risk; market risk; and security-specific
                                      risk.

                                      Capitalization Risk: Investments in mid-capitalization companies involve greater risk than is customarily associated with larger more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

                                      Management Risk: Risk that the strategy
                                      used by the investment management team may fail to produce the desired results.

                                      Market Risk: Risk that the value of the
                                      Fund's investments will  uctuate as the
                                      stock market  uctuates and that stock
                                      prices overall may decline over short or longer-term periods.

                                      Security-Specific Risk: Risk that the
                                      issuer will be unable to achieve its
                                      earnings or growth expectations.

                                      ADDITIONALLY, THERE IS THE RISK THAT
                                      STOCKS SELECTED BECAUSE THEY REPRESENT
                                      VALUE WILL REMAIN UNDERVALUED OR
                                      OUT-OF-FAVOR. OTHER IMPORTANT THINGS FOR
                                      YOU TO NOTE:

                                      You may lose money by investing in the
                                      Fund.

                                      Because the value of the Fund's
                                      investments will  uctuate with market
                                      conditions, so will the value of your
                                      investment in the Fund.

                                      AN INVESTMENT IN THE FUND IS NOT A DEPOSIT
                                      OF HSBC BANK AND IS NOT INSURED OR
                                      GUARANTEED BY THE FEDERAL DEPOSIT
                                      INSURANCE CORPORATION OR ANY OTHER
                                      GOVERNMENT AGENCY.

HSBC MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]

WHO MAY WANT TO INVEST?               Consider investing in the Fund if you are:
                                      Seeking a long-term goal such as
                                      retirement
                                      Looking to add a mid-cap growth component
                                      to your portfolio
                                      Willing to accept higher risks of
                                      investing in the stock market

                                      This Fund will not be appropriate for
                                      anyone:
                                      Seeking monthly income
                                      Pursuing a short-term goal or investing
                                      emergency reserves
                                      Seeking safety of principal

HSBC MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]


The bar chart on this page shows the HSBC Mid-Cap Fund's annual returns for Class A Shares and how its performance has varied from year to year. The bar chart assumes reinvestment of dividends and distributions, but does not re ect sale charges. If sale charges were re ected, returns would be less than those shown.

The returns for Class B Shares and Class C Shares will typically be lower, and the returns for the Trust Shares will typically be higher, than the returns for the Class A Shares shown in the bar chart because of differences in expenses of each class.

                           PERFORMANCE BAR
                           CHART AND TABLE

                               [CHART]

YEAR-BY-YEAR
TOTAL RETURNS
AS OF 12/31/99(1)
FOR CLASS A
SHARES

1994.................................... 18.04%
1995.................................... 23.50%
1996.................................... 21.82%
1997.................................... 24.34%
1998.................................... 21.77%
1999.................................... 37.06%


                          Of course, past performance does not indicate how the Fund will perform in the future.

                            Best quarter:    4Q 1999  +21.90%
                            Worst quarter:   3Q 1998  -22.61%

1. The Fund commenced operations on June 30, 2000 upon the transfer to the Fund of assets held in a collective investment trust (the 'CTF') maintained by HSBC Bank USA, for which HSBC Asset Management (Americas) Inc. (HSBC) has provided day-to-day portfolio management. The CTF had substantially the same investment objective, policies, and limitations as the Fund. Assets from the CTF were transferred to the Fund.

   The Fund calculates its performance for periods commencing prior to June 30, 2000 by including the CTF's total return, adjusted to re ect the deduction of fees and expenses applicable to the Fund as stated in the Fee Table in this Prospectus (that is, adjusted to re ect estimated expenses, including the Fund's pro rata share of the aggregate annual operating expenses including 12b-1 fees).

   The CTF was not registered with the SEC and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected.

HSBC MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]

The table below compares the Fund's performance(1) over time to that of the S&P MidCap 400 Index. The Standard & Poor's MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the US stock market.

The table assumes reinvestment of dividends and distributions, and includes applicable sales charges.
---------------------------

                                    INCEPTION     PAST     FIVE      SINCE
                                     DATE(2)      YEAR     YEAR    INCEPTION
  CLASS A                          July 1, 1993  37.06%   23.50%    17.52%
  CLASS B (WITH APPLICABLE CDSC)   July 1, 1993  36.07%   22.59%    16.65%
  CLASS C (WITH APPLICABLE CDSC)   July 1, 1993  36.07%   22.59%    16.65%
  TRUST SHARES                     July 1, 1993  37.33%   23.74%    17.75%
  S&P MIDCAP 400 INDEX(3)                        14.72%   23.05%    17.98%

1. The Fund commenced operations on June 30, 2000 upon the transfer to the Fund of assets held in a collective investment trust (the 'CTF') maintained by HSBC Bank USA, for which HSBC Asset Management (Americas) Inc. (HSBC) has provided day-to-day portfolio management. The CTF had substantially the same investment objective, policies, and limitations as the Fund. Assets from the CTF were transferred to the Fund.

   The Fund calculates its performance for periods commencing prior to June 30, 2000 by including the CTF's total return, adjusted to re ect the deduction of fees and expenses applicable to the Fund as stated in the Fee Table in this Prospectus (that is, adjusted to re ect estimated expenses, including the Fund's pro rata share of the aggregate annual operating expenses including 12b-1 fees).

   The CTF was not registered with the SEC and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected.

2. Prior to July 1, 1993, the collective investment trust had a different investment objective and, therefore the performance information for that time period is not included.

3. The Standard & Poor's MidCap 400 Index is an unmanaged index containing stocks of 400 industrial, transportation, utility, and financial companies, regarded as generally representative of the mid-size company segment of the U.S. market. The Index re ects income and distributions, if any, but does not re ect brokerage commissions, or other expenses of investing.

HSBC MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]
                                                              FEES AND EXPENSES

As an investor in the Fund, you will pay the following fees and expenses. Shareholder transactions fees are paid from your account. Annual operating expenses are paid out of Fund assets, and are reflected in the share price.

Some share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
---------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID DIRECTLY FROM YOUR                                             TRUST
INVESTMENT)                              A SHARES   B SHARES   C SHARES   SHARES
Maximum sales charge (load) on
purchases                                 5.00%       None       None      None
Maximum deferred sales charge (load)       None      4.00%      1.00%      None
--------------------------------------------------------------------------------
ANNUAL FUND
OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED                                               TRUST
FROM FUND ASSETS)                        A SHARES   B SHARES   C SHARES   SHARES
Management fee                            0.55%      0.55%      0.55%     0.55%
Distribution (12b-1) fee                  0.00%+     0.75%      0.75%     0.00%
    Shareholder servicing fee             0.25%      0.25%      0.25%     0.00%
    Other operating expenses              0.35%      0.35%      0.35%     0.35%
Total other expenses:                     0.00%      0.00%      0.00%     0.00%
Total Fund operating expenses             1.15%      1.90%      1.90%     0.90%

+ There is a 12b-1 plan for Class A shares, which authorizes payments up to .25% of the Fund's asset. To date, no payments under the 12b-1 plan have been made.

HSBC MID-CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES  [LOGO]

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumed that your investment has a 5% return each year the Fund's operating expenses remain the same and the reinvestment of any dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                EXPENSE EXAMPLE

                       1      3        5        10
                      YEAR   YEARS   YEARS    YEARS
CLASS A SHARES        $611   $847    $1,101   $1,828
CLASS B SHARES
   ASSUMING
   REDEMPTION         $593   $797    $1,026   $1,848
   ASSUMING NO
   REDEMPTION         $193   $597    $1,026   $1,848
CLASS C SHARES
   ASSUMING
   REDEMPTION         $293   $597    $1,026   $2,222
   ASSUMING NO
   REDEMPTION         $193   $597    $1,026   $2,222
TRUST SHARES          $ 92   $287    $  498   $1,108

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS  [LOGO]

                               HSBC MID-CAP FUND

INVESTMENT OBJECTIVES, STRATEGIES AND RISK

This section of the Prospectus provides a more complete description of the principal investment objectives and policies of the Fund. Of course, there can be no assurance that the Fund will achieve its investment objective. Additional descriptions of the Fund's risks, strategies, and investments, as well as other strategies and investments not described below, may be found in the Fund's Statement of Additional Information or SAI.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGY

The Fund's investment objective is to achieve a higher rate of return than that generated by the S&P 400. The Fund seeks to achieve its objectives by investing in common stock, preferred stocks and convertible securities. Under normal conditions the Fund will invest at least 65% of its total assets in equity securities of mid-sized companies with market capitalizations falling within the S&P 400 Index (currently between $173 million and $11.737 billion as of May 31,
2000) at the time of acquisition.

The Adviser uses quantitative and fundamental research to select stocks for the Fund's portfolio that the Adviser believes offer attractive growth opportunities and are selling at reasonable prices. The Adviser pursues this strategy by first considering fundamental factors such as book value, cash ow, earnings, and sales. The Adviser's quantitative analysis also includes in-depth analysis of a company's financial statements. Once a company passes this quantitative screening process, the Adviser utilizes a more traditional qualitative approach. This analysis considers factors such as liquidity, use of leverage, management strength, and the company's ability to execute its business plan. The Fund expects to invest primarily in securities of U.S.-based companies, but it may also invest, to a limited degree, in securities of non-U.S. companies, generally through ADRs. The Adviser will consider selling those securities which no longer meet the Fund's criteria for investing. The Fund has authority to invest up to 100% of its total assets in a variety of short-term debt securities (e.g., money market instruments, certificates of deposit, bankers acceptance, commercial paper) for temporary defensive purposes under unusual market conditions. While the Fund is invested in these instruments, it will not be pursuing its investment objective.

The Fund's criteria for selecting equity securities are the issuer's managerial strength (e.g., the quality and experience of management), competitive position, price to earnings ratio, profitability, prospects for growth, underlying asset value and relative market value (e.g., relative to market and historical levels). The Fund's Adviser uses quantitative and fundamental research to identify stocks meeting either or both growth and income criteria and selects securities for the

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS  [LOGO]

portfolio that appear to be undervalued. The Fund may invest in securities that appear to be undervalued because the value or potential for growth has been overlooked by many investors or because recent changes in the economy, industry or the company have not yet been re ected in the price of the securities. In order to increase the Fund's portfolio income, the Fund may invest in securities that provide current dividends or, in the opinion of the Adviser, have a potential for dividend growth in the future. Investments will be sold if they no longer meet the Fund's criteria for investment.

RISK CONSIDERATIONS

The principal risks of investing in the Fund are capitalization risk, market risk, security specific risk and management risk. Capitalization risk is the risk customarily associated with investments in smaller capitalization companies due to limited markets and financial resources, narrow product lines and frequent lack of depth of management. Stocks of smaller companies may trade infrequently or in lower volumes, making it difficult for the Fund to sell its shares at the desired price. Smaller companies may be more sensitive to changes in the economy overall. Historically, small company stocks have been more volatile than those of larger companies. As a result, the Fund's net asset value may be subject to rapid and substantial changes. Market risk is the possibility that the Fund's net asset value will decline with changes in the market value of the Fund's portfolio securities. The Fund's investments represent proportionate interests in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can uctuate significantly, re ecting the business performance of the issuing company, investor perception and general economic or financial market movements. There is also the risk that the issuer will be unable to achieve its earnings or growth expectations or that the strategy used by the investment management team may fail to produce the desired results.

OTHER CONSIDERATIONS

EXPOSURE TO TECHNOLOGY-RELATED RISK. The mid-cap sector of the stock market includes a significant number of companies the securities of which may be characterized as technology or technology-related investments. While the Fund does not as matter of investment strategy seek to invest disproportionately in such securities, the value of the Fund's investments may be impacted by developments affecting technology and technology-related stocks generally.

PORTFOLIO TURNOVER. The Fund is actively managed and, in some cases the Fund's portfolio turnover, may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders and may result in a lower net asset value. High portfolio turnover (over 100%) also may result in the realization of substantial net short-term capital gains, which when distributed are taxable to shareholders.
                                                                              11

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS  [LOGO]

The trading costs and tax effects associated with turnover may adversely affect the Fund's performance.

TEMPORARY DEFENSIVE POSITIONS. In order to meet liquidity needs or for temporary defensive purposes, the Fund may invest up to 100% of its assets in fixed income securities, money market securities, certificates of deposit, bankers' acceptances, commercial paper or in equity securities which, in the Adviser's opinion, are more conservative than the types of securities that the Fund typically invests in. To the extent the Fund is engaged in temporary or defensive investments, the Fund will not be pursuing its investment objective.

FUND MANAGEMENT  [LOGO]
                          THE INVESTMENT ADVISER

HSBC Asset Management (Americas) Inc. (HSBC or the 'Adviser'), 140 Broadway, New York, NY 10005 is the adviser for the Fund. HSBC manages more than $6.1 billion of assets of individuals, pension plans, corporations and institutions. Through its portfolio management team, HSBC makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment programs. For these advisory services, the Fund will pay the Adviser 0.55% based on the Funds average net assets.

                          PORTFOLIO MANAGERS

The HSBC Asset Management (Americas) Inc. US Equities team is led by Mr. Fredric Lutcher III, CFA, Chief Investment Officer, U.S. Equities. Mr. Thomas D'Auria, CFA, Portfolio Manager is responsible for the day-to-day management of the Mid-Cap Fund. Prior to joining the Adviser in late 1997, Mr. D'Auria worked as Vice President and Senior Fund Analyst at Merrill Lynch Asset Management for four years. The U.S. Equity team consists of 12 analysts, managers and dealers who provide investment support for the fund.

THE DISTRIBUTOR AND ADMINISTRATOR

BISYS Fund Services ('BISYS'), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Fund's administrator. Management and administrative services of BISYS include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend dispersing services.

BISYS also serves as the distributor of Fund shares. BISYS may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

The Statement of Additional Information has more detailed information about the Investment Adviser and other service providers.

SHAREHOLDER INFORMATION  [LOGO]
                                           PRICING OF FUND SHARES

------------------------

HOW NAV IS CALCULATED

The NAV for each class of shares is calculated by dividing the total value of a Fund's investments and other assets attributable to a class, less any liabilities, by the total number of outstanding shares of that class:

  ------------------------
           NAV =
  Total Assets - Liabilities
      Number of Shares
         Outstanding
  ------------------------

The net asset value per share (NAV) is determined once each day at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern time on days the Exchange is open.

The New York Stock Exchange is open every weekday except for the days on which national holidays are observed.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund plus any applicable sales charge. If you sell Class B Shares or Class C Shares, a contingent deferred sales load may apply, which would reduce the amount of money paid to you by the Fund. For more information about sales charges, see the section on 'Distribution Arrangements/Sales Charges.'

-----------------------------------------------------------------------------
 PURCHASING AND ADDING TO YOUR SHARES

 You may purchase the shares of the Fund through the Republic Funds Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.
-----------------------------------------------------------------------------

SHAREHOLDER INFORMATION  [LOGO]

                                           PURCHASING AND ADDING TO YOUR SHARES

All purchases must be in
U.S. dollars. A fee will be
charged for any checks that
do not clear. Third-party
checks are not accepted.

The Fund may waive its
minimum purchase
requirement, and the
Distributor may reject a
purchase order if the
Distributor considers
it in the best
interest of the Fund and its
shareholders.

Class B Shares and Class C Shares of the Fund are not offered for sale but are only offered as an exchange option for Class B and Class C Shareholders of the Trust's other investment portfolios.

--------------------------
                              MINIMUM
                              INITIAL     MINIMUM
ACCOUNT TYPE                 INVESTMENT   SUBSEQUENT
CLASS A
Regular
(non-retirement)             $    1,000     $ 100
Retirement (IRA)             $      250     $ 100
Automatic Investment Plan    $      250     $  25
TRUST SHARES*                $1,000,000     $ N/A
* HSBC clients that
maintain an investment
management account are
not subject to the
minimum initial
investment requirements.

AVOID 31% TAX WITHHOLDING

The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid tax withholding, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
-----------------------------------------------------------------------

SHAREHOLDER INFORMATION  [LOGO]

                              PURCHASING AND ADDING TO YOUR SHARES
                              CONTINUED


INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL OR BY OVERNIGHT SERVICE

Initial Investment:

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1. Carefully read, complete, and sign the account application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2. Make check, bank draft or money order payable to 'Republic Funds' and include the name of the appropriate Fund(s) on the check.

Mail to: Republic Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Subsequent:

1. Use the investment slip attached to your account statement.

 Or, if unavailable,

2. Include the following information in writing:
   Fund name
   Share class
   Amount invested
   Account name
   Account number
  Include your account number on your check.

3. Mail investment slip and check to: Republic Funds, PO Box 182845, Columbus, Ohio 43218-2845.


                                                     ELECTRONIC VS. WIRE TRANSFER
                                                      Wire transfers allow financial
                                                      institutions to send funds to
                                                      each other, almost
                                                      instantaneously. With an
                                                      electronic purchase or sale, the
                                                      transaction is made through the
                                                      Automated Clearing House (ACH)
                                                      and may take up to eight days to
                                                      clear. There is generally no fee
                                                      for ACH transactions.

 ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

SHAREHOLDER INFORMATION  [LOGO]

                                           PURCHASING AND ADDING TO YOUR SHARES
                                           CONTINUED

BY WIRE TRANSFER

For information on how to request a wire transfer, call 1-800-782-8183.

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Fund from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you've invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

  [ ] Your bank name, address and account number

  [ ] The amount you wish to invest automatically (minimum $25)

  [ ] How often you want to invest (every month, 4 times a year, twice a year or once a year)

  [ ] Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

                                                    DIRECTED DIVIDEND OPTION
                                                    By selecting the appropriate box in
                                                    the Account Application, you can
                                                    elect to receive your distributions
                                                    in cash (check) or have
                                                    distributions (capital gains and
                                                    dividends) reinvested in another
                                                    Republic Fund without a sales
                                                    charge. You must maintain the
                                                    minimum balance in each Fund into
                                                    which you plan to reinvest dividends
                                                    or the reinvestment will be
                                                    suspended and your dividends paid to
                                                    you. The Fund may modify or
                                                    terminate this reinvestment option
                                                    without notice. You can change or
                                                    terminate your participation in the
                                                    reinvestment option at any time by
                                                    calling 1-800-782-8183.

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A Shares than for Class B and Class C Shares, because Class A Shares have lower operating expenses. Trust Shares receive the highest dividends because they have the lowest operating expenses. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which may be taxable.
----------------------------------------------------------------------

SHAREHOLDER INFORMATION [LOGO]

                              SELLING YOUR SHARES

You may sell your shares at any
time. Your sales price will be
the next NAV after your sell
order is received by the Fund,
its transfer agent, or your
investment representative.
Normally you will receive your
proceeds within a week after
your request is received. See
section on 'Selling Your
Shares' below.

                                         --------------------------------------
                                         WITHDRAWING MONEY FROM YOUR FUND
                                         INVESTMENT
                                         As a mutual fund shareholder, you are
                                         technically selling shares when you
                                         request a withdrawal in cash. This is
                                         also known as redeeming shares or a
                                         redemption of shares.
                                         CONTINGENT DEFERRED SALES CHARGE
                                         When you sell Class B or C shares,
                                         you will be charged a fee for any
                                         shares that have not been held for a
                                         sufficient length of time. These fees
                                         will be deducted from the money paid
                                         to you. See the sections on
                                         'Distribution Arrangements/Sales
                                         Charges' and 'Exchanging your Shares'
                                         for details.
                                         ------------------------------------

INSTRUCTIONS FOR SELLING YOUR SHARES

If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

BY TELEPHONE

(unless you have declined telephone sales privileges)

    1. Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See 'Selling Your Shares -- Verifying Telephone Redemptions')

BY MAIL OR OVERNIGHT SERVICE

(See 'Selling Your Shares -- Redemptions in Writing Required')

    1. Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:
       your Fund and account number
       amount you wish to redeem
       address where your check should be sent
       account owner signature
    2. Mail to: Republic Funds, PO Box 182845, Columbus, Ohio 43218-2845.

SHAREHOLDER INFORMATION  [LOGO]
                              SELLING YOUR SHARES
                              CONTINUED

WIRE TRANSFER

You must indicate this option on your account application.

Call 1-800-782-8183 to request a wire transfer.

If you call by 12:00 p.m. Eastern time, your payment will normally be wired to your bank on the same business day. If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

The Fund may charge a wire transfer fee.

Note: Your financial institution may also charge a separate fee.

ELECTRONIC REDEMPTIONS

Call 1-800-782-8183 to request an electronic redemption.

Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

If you call by 12:00 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

Your bank may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:
      Make sure you've checked the appropriate box on the Account Application, or call 1-800-782-8183.
      Include a voided personal check.
      Your account must have a value of $10,000 or more to start withdrawals. If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

SHAREHOLDER INFORMATION  [LOGO]

                              SELLING YOUR SHARES
                              CONTINUED

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1. Redemptions from Individual Retirement Accounts ('IRAs').

2. Redemption requests requiring a signature guarantee, which include any of the following:

      Redemptions over $10,000;

      Your account registration or the name(s) on your account has changed within the last 15 days;

      The check is not being mailed to the address on your account;

      The check is not being made payable to the owner of the account; or

      The redemption proceeds are being transferred to another Fund account with a different registration.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations that must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

SHAREHOLDER INFORMATION  [LOGO]

                              SELLING YOUR SHARES
                              CONTINUED

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

CLOSING OF SMALL ACCOUNTS

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

UNDELIVERABLE REDEMPTION CHECKS

For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as 'undeliverable' or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

SHAREHOLDER INFORMATION  [LOGO]

                              DISTRIBUTION ARRANGEMENTS/SALES CHARGE

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Fund.


                           CLASS A                  CLASS B            CLASS C            TRUST SHARES
 SALES CHARGE
 (LOAD)           Front-end sales charge; reduced   No front-end       No front-end       No front-end
                  sales charges available.          sales charge. A    sales charge. A    sales.
                                                    contingent         contingent
                                                    deferred sales     deferred sales
                                                    charge (CDSC) may  charge (CDSC) may
                                                    be imposed on      be imposed on
                                                    shares redeemed    shares redeemed
                                                    within four years  within one year
                                                    after purchase;    after purchase.
                                                    shares
                                                    automatically
                                                    convert to
                                                    Class A shares
                                                    after 6 years.
                             SALES        SALES
                           CHARGE AS    CHARGE AS
                             A % OF       A % OF
                            OFFERING       YOUR
YOUR INVESTMENT              PRICE      INVESTMENT
---------------              -----      ----------
Up to $49,999                5.00%        5.26%
$50,000 up to $99,999        4.50%        4.71%
$100,000 up to $249,999      3.75%        3.90%
$250,000 up to $499,999      2.50%        2.56%
$500,000 up to $999,999      2.00%        2.04%
$1,000,000 and above         1.00%        1.01%

DISTRIBUTION (12b-1)       Subject to combined       Subject to         Subject to         No distribution
FEE AND SERVICE FEES       annual distribution and   combined annual    combined annual    or services fees.
                           shareholder servicing     distribution and   distribution and
                           fees of up to .25%        shareholder        shareholder
                           annually of the Fund's    servicing fees of  servicing fees of
                           total average daily net   up to 1.00%        up to 1.00%
                           assets.                   annually of the    annually of the
                                                     Fund's average     Fund's average
                                                     daily net assets.  daily net assets.

 FUND EXPENSES             Lower annual expenses     Higher annual      Higher annual      Lower expenses
                           than Class B, Class C     expenses than      expenses than      than Class A, B
                           or Trust shares           Class A or Trust   Class A or Trust   or C shares.
                                                     shares.            shares.


CLASS B SHARES AND CLASS C SHARES

Although Class B Shares and Class C Shares are not subject to a sales charge when a shareholder exchanges Class B Shares and Class C Shares of another Trust portfolio, they may be subject to a contingent deferred sales charge (CDSC) when redeemed. See 'Exchanging Your Shares.' In addition, Class B and Class C Shares are subject to an aggregate annual distribution and shareholder servicing fees of up to 1.00% of the Fund's assets. Shareholders of Class B Shares and Class
C Shares pay higher annual expenses than shareholders of Class A Shares and Trust Shares.

SHAREHOLDER INFORMATION  [LOGO]


                             DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                             CONTINUED

DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES

The Fund has adopted Distribution ('12b-1') plans for Class A, Class B, and Class C Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment.

The 12b-1 fees vary by share class as follows:

 Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the applicable Fund.

 Class B and Class C Shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the applicable Fund. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares and Trust Shares.

 Trust Shares do not pay a 12b-1 fee.

The higher 12b-1 fees on Class B and Class C Shares, together with the CDSC, help the Distributor sell Class B and Class C Shares without an 'up-front' sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

In addition to the 12b-1 fees, Class A Shares are subject to a shareholder servicing fee of up to 0.25%. Class B and Class C Shares are subject to a shareholder servicing fee of up to 1.00%.

The aggregate of the 12b-1 fees and shareholder servicing fees will not exceed 0.25% for the Class A Shares, and 1.00% for the Class B and Class C Shares.

Long-term Class B and Class C shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

SHAREHOLDER INFORMATION  [LOGO]

                             DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                             CONTINUED

CLASS A SHARES
WAIVER OF SALES CHARGES FOR CLASS A SHARES

The following qualify for waivers of sales charges:

   Shares purchased by investment representatives through fee-based investment products or accounts.

   Proceeds from redemptions from another mutual fund complex within 60 days after redemption, if you paid a front-end sales charge for those shares.

   Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the investment advisers or their affiliates or invested in any of the Funds.

   Shares purchased for trust or other advisory accounts established with the investment advisers or their affiliates.

   Shares purchased by directors, trustees, employees, and family members of the investment advisers and their affiliates and any organization that provides services to the Funds; retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the investment advisers or the Administrator belongs.

SALES CHARGE REDUCTIONS

Reduced sales charges for Class A shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

   Letter of Intent. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

   Rights of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.

   Combination Privilege. You can combine accounts of multiple Funds (excluding the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

SHAREHOLDER INFORMATION  [LOGO]

                             DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                             CONTINUED

CLASS B SHARES

Class B Shares of the Fund may be purchased for individual accounts only in amounts of less than $500,000. There is no sales charge imposed upon purchases of Class B Shares, but investors may be subject to a contingent deferred sales charge ('CDSC').

The Fund's Class B Shares will be subject to a declining CDSC if they are redeemed within four years after purchase. In such cases, the CDSC will be as illustrated in the chart below.

                                            CDSC AS A % OF DOLLAR
          YEARS SINCE PURCHASE             AMOUNT SUBJECT TO CHARGE
          --------------------             ------------------------
0-1......................................           4.00%
1-2......................................           3.00%
2-3......................................           2.00%
3-4......................................           1.00%
MORE THAN 4..............................            NONE

The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions.

If you sell some but not all of your Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

SHAREHOLDER INFORMATION  [LOGO]

                             DISTRIBUTION ARRANGEMENTS/SALES CHARGES
                             CONTINUED

CONVERSION FEATURE -- CLASS B SHARES

Class B Shares will convert automatically to Class A Shares of the same Fund six years from the beginning of the calendar month in which the Class B Shares were originally purchased.

After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase your investment return compared to the Class B Shares.

You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares. The dollar value of Class A Shares you receive will equal the dollar value of the Class B shares converted.

CLASS C SHARES

Class C Shares of the Fund may be purchased for individual accounts normally in amounts of less than $500,000. There is no sales charge imposed upon purchases of Class C Shares, but investors may be subject to a CDSC. Specifically, if you redeem Class C Shares of the Fund, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed.

Unlike Class B Shares, Class C Shares have no conversion feature.

WAIVER OF SALES CHARGES -- CLASS B SHARES AND CLASS C SHARES

The following qualify for waivers of sales charges:

      Distributions following the death or disability of a shareholder.

      Redemptions representing the minimum distribution from an IRA or a Custodial Account to a shareholder who has reached age 70 1/2.

      Redemptions representing the minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

SHAREHOLDER INFORMATION  [LOGO]

                              EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another Republic Fund, usually without paying additional sales charges (see 'Notes on Exchanges' below). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

Exchanges may be made by sending a written request to Republic Funds, P.O. Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183.
Please provide the following information:

   Your name and telephone number

   The exact name on your account and account number

   Taxpayer identification number (usually your social security number)

   Dollar value or number of shares to be exchanged

   The name of the Fund from which the exchange is to be made

   The name of the Fund into which the exchange is being made.

See 'Selling your Shares' for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited.

NOTES ON EXCHANGES

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

SHAREHOLDER INFORMATION  [LOGO]

                              DIVIDENDS, DISTRIBUTIONS AND TAXES

   The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. Because everyone's tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

   The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

   Any income the Fund receives in the form of interest and dividends is paid out, less expenses, to its shareholders. Shares begin accruing interest and dividends on the day they are purchased.

   Dividends are paid monthly. Capital gains are distributed at least annually. Unless a shareholder elects to receive dividends in cash, dividends will be automatically invested in additional shares of the Fund.

   Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   Dividends are generally taxable as ordinary income.

   If the Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset the Fund held for more than 12 months), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

   Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If the Fund declares a dividend in October, November, or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

   There may be tax consequences to you if you dispose of your shares in the Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

   You will be notified before February 1 of each year about the federal tax status of distributions made by the Fund. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

SHAREHOLDER INFORMATION  [LOGO]

                              DIVIDENDS, DISTRIBUTIONS AND TAXES
                              CONTINUED

   As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

   Foreign shareholders may be subject to special withholding requirements.

   If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

   There is a penalty on certain pre-retirement distributions from retirement accounts.

                        [THIS PAGE INTENTIONALLY LEFT BLANK]

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

YOU CAN GET FREE COPIES OF THE FUNDS REPORTS AND THE SAI, PROSPECTUSES OF OTHER FUNDS IN THE REPUBLIC FAMILY OF FUNDS, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING A BROKER OR BANK THAT SELLS THE FUNDS. OR CONTACT THE FUNDS AT:

                    REPUBLIC FUNDS
                    P.O. BOX 182845
                    COLUMBUS, OHIO 43218-2845
                    TELEPHONE: 1-800-782-8183

You can review and copy the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

 For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090.

 Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-4782.